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                                                                    Exhibit 23.1
                                                                    ------------
                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 26, 1999 relating to the financial statements for the three year period ended December 31, 1998, which report appears in the December 31, 1998 Annual Report on Form 10-K of Electric Fuel Corporation.


                              /s/ Kesselman & Kesselman
                              _____________________________________
                              Kesselman & Kesselman
                              Certified Public Accountants (Israel)


Jerusalem, Israel
March 30, 2000